Exhibit 10.1


                                                                  EXECUTION COPY




                         AMENDMENT TO SERVICES AGREEMENT


     This AMENDMENT TO SERVICES AGREEMENT (the "Amendment") dated as of March 31, 2005 is made by and between Krispy Kreme Doughnuts, Inc. (the "Company"), Stephen F. Cooper ("Cooper"), Steven G. Panagos ("Panagos") and Kroll Zolfo Cooper LLC ("KZC"), a New Jersey limited liability company.

                                    RECITALS:

     The parties hereto entered into that certain Services Agreement (the "Agreement") dated as of January 18, 2005 by and between the Company, Cooper, Panagos and KZC.

     The parties hereto entered into that certain Letter Agreement (the "Letter Agreement") dated March 10, 2005 extending the deadline to negotiate a success fee under the Agreement.

     Krispy Kreme Doughnut Corporation ("KKDC") intends to enter into a First Lien Credit Agreement dated as of April 1, 2005 by and between KKDC, the Company, the other subsidiary guarantors party thereto, the lenders party thereto, Credit Suisse First Boston, Cayman Islands Branch, Wells Fargo Foothill, Inc. and Silver Point Finance, L.L.C. (the "Credit Agreement").

     KKDC intends to enter into a Second Lien Credit Agreement dated as of April 1, 2005 by and between KKDC, the Company, the other subsidiary guarantors party thereto, the lenders party thereto, Credit Suisse First Boston, Cayman Islands Branch and Silver Point Finance, L.L.C. (the "Second Lien Credit Agreement").

     The parties desire to amend the Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises and covenants set forth herein, and intending to be legally bound hereby, the parties to this Amendment hereby agree as follows:

     Notwithstanding Section 3 of the Agreement and anything to the contrary in the Letter Agreement, KZC hereby agrees that it will not terminate the Agreement in a manner that would create an Event of Default under Article VIII of the Credit Agreement or Article VIII of the Second Lien Credit Agreement, provided that the Company is not in material breach under the Agreement, which material breach has not been cured within 30 days following written notice to the Company.

     IN WITNESS WHEREOF, this Amendment has been executed by the parties as of the date first above written.


                                          KRISPY KREME DOUGHNUTS, INC.


                                          By:  /s/ Frank Murphy
                                               ---------------------------
                                               Name: Frank Murphy
                                               Title: Exec. V.P.


                                          KROLL ZOLFO COOPER, LLC


                                          By:  /s/ Stephen F. Cooper
                                               ---------------------------
                                               Name:  Stephen F. Cooper
                                               Title: Chairman


                                          /s/ Stephen F. Cooper
                                          --------------------------------
                                          Stephen F. Cooper


                                          /s/ Steven G. Panagos
                                          --------------------------------
                                          Steven G. Panagos





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